UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 20, 2021
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2021, CarMax, Inc. (the “Company”) announced that Eric M. Margolin, the Company’s Executive Vice President, General Counsel and Corporate Secretary, informed the Company on April 20, 2021 of his plan to retire from the Company effective August 31, 2021.

In connection with Mr. Margolin’s retirement, the Company appointed Diane Cafritz, currently serving as Senior Vice President and Chief Human Resources Officer, as Senior Vice President, Legal and Chief Human Resources Officer. The Company expects that Ms. Cafritz will succeed Mr. Margolin as General Counsel later this year. Further, the Company expects that Mac Stuckey, currently serving as Vice President, Deputy General Counsel and Assistant Secretary, will succeed Mr. Margolin as the Company’s Corporate Secretary.

Ms. Cafritz, 50, was promoted to Senior Vice President and Chief Human Resources Officer in 2017. Ms. Cafritz joined CarMax in 2003 as assistant general counsel and progressively advanced within the department. During her tenure in the Company’s legal department, Ms. Cafritz managed commercial and consumer litigation, was responsible for operational regulatory guidance and led CarMax’s government affairs program. Prior to joining CarMax, Ms. Cafritz was a partner at McDermott, Will & Emery.

Mr. Stuckey, 47, joined CarMax in 2004 as corporate counsel and has progressively advanced within the department. He was promoted to Vice President, Deputy General Counsel and Assistant Secretary in 2015. Mr. Stuckey leads the Company’s corporate legal services team, with a focus on corporate governance, securities, capital markets, marketing, intellectual property and commercial transactional matters. Prior to joining CarMax, Mr. Stuckey was a lawyer with Hunton & Williams.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: April 22, 2021	By: /s/ Enrique N. Mayor-Mora
Enrique N. Mayor-Mora
Senior Vice President and Chief Financial Officer